CONFIDENTIAL PORTIONS OF THIS
                                                  DOCUMENT HAVE BEEN OMITTED AND
                                                  FILED SEPARATELY WITH THE
                                                  SECURITIES AND EXCHANGE
                                                  COMMISSION

                    UNITED STATES EXCLUSIVE SUPPLY AGREEMENT
                    ----------------------------------------


         This Agreement dated March 17, 1997, is made by and between The Quigley Corporation, a Nevada corporation with offices at 10 South Clinton Street, Doylestown, PA. 18901 (hereafter referred to as "Quigley"), and JOEL, Inc., a Pennsylvania corporation with offices at 31 North Spruce Street, Elizabethtown, PA. 17022 (hereafter referred to as "JOEL").

         George Eby, III ("Eby") is the owner of a certain use patent for the use of zinc gluconate to reduce the duration of the common cold (Patent RE 33,465). John Godfrey ("Godfrey") is the owner of certain patents for flavoring for zinc supplements for oral use (Patent 4,684,528 and 4,758,439). Eby and Godfrey granted to Quigley the exclusive worldwide right to manufacture, distribute and sell zinc gluconate lozenges pursuant to certain license agreements with Eby dated August 24, 1996 and a certain Exclusive Representation and Distribution Agreement with Godfrey dated May 4, 1992.

         JOEL has demonstrated that it is capable of producing the Product, as defined herein, utilizing the product formulation. including the Patents, all as more particularly set forth in Exhibit A hereto (collectively, the "Formula") . (Lozenges produced pursuant to the Formula and any revision thereto, are referred to herein individually as the "Lozenge" and collectively as the "Product" or "Lozenges".) The Product is currently marketed and sold by Quigley under the trademark COLD-EEZE (the "Trademark") . The Trademark is owned by Quigley. Quigley also plans to market and sell the Lozenges in bulk, or in packaging which may not use the Trademark.

         Quigley desires JOEL to produce its total United States requirements for the Product and JOEL desires to undertake this requirement of this Agreement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, Quigley and JOEL, in consideration of the mutual covenants and conditions hereinafter set forth, and intending to be legally bound, hereby agree as follows:

         1. INCORPORATION OF RECITALS AND EXHIBITS. The above recitals and each Exhibit identified in this Agreement are made a part of this Agreement by such reference.

         2. SERVICES AND SPECIFICATIONS. JOEL shall manufacture the Product in accordance with the Formula and in accordance with applicable laws, rules and regulations, Good Manufacturing Practices are promulgated by the U.S. Food and Drug Administration ("FDA") from time to time prevailing in the industry (collectively, the "Specifications").

         3. EXCLUSIVE UNITED STATES SUPPLY. To enable JOEL to manufacture the Products pursuant to the terms and conditions of this Agreement, Quigley grants to JOEL a United States exclusivity to manufacture the Product using the Formula, which includes the Patents, as defined in the following sentence. The Patents shall include the patents listed in Exhibit A, including without limitation all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and any other pending and future patents necessary or useful to manufacture the Product (collectively called the "Patents"). In the event that JOEL is unable to meet the manufacturing demands of Quigley and with the written permission of Quigley, JOEL shall have the right to appoint approved third parties to manufacture the Product in accordance with the Formula; provided said approved third party executes a confidentiality agreement as set forth in paragraph 10, JOEL shall have the responsibility of such approved parties, as if JOEL was the manufacturer of the Product.

         4. PRODUCTION. Because the Product is a new product, Quigley has not yet accurately forecast the number of Lozenges that it will require for the calendar year 1997. In addition, during calendar 1997, JOEL will be in the process of transitioning other business and expanding its production capabilities to exclusively produce the Product. For these reasons, JOEL cannot guarantee that it will be able to supply all of Quigley's total requirements in 1997. Therefore, for the calendar year 1997, JOEL shall have met its obligations under this Agreement if JOEL uses its best efforts to supply all of Quigley's requirements.

         Beginning in January of 1998, JOEL agrees to supply all of Quigley's requirements for Product provided that throughout the term of this Agreement, Quigley shall provide JOEL with estimated annual forecasts and quarterly rolling forecasts which will allow JOEL to plan for Quigley's production and inventory requirements. Quigley's forecasts shall be based on a good faith analysis of the market for the Product as is ascertained from prior years sales. Quigley agrees that JOEL shall have met its obligations under this Agreement if JOEL meets Quigley's quarterly forecasts. Quigley shall provide its forecast for 1998 to JOEL on or before December 1, 1997.

         Pursuant to paragraph 3 of this Agreement, in order to meet Quigley's requirements JOEL may contract with approved third parties to manufacture the Product. Within the United States marketplace, Quigley shall not produce itself, or acquire from an approved third party, any Product during the term of this Agreement.

         5. ORDERS FOR PRODUCT: INVENTORY. Product shall be held in inventory in JOEL's warehouse located at 500 North 15th Avenue, Lebanon, Pennsylvania, pending receipt of orders and shipping instructions from Quigley. Upon receipt of orders from Quigley, JOEL shall pack and ship Product in accordance with such order and shipping instructions. All shipping costs shall be borne by Quigley. JOEL shall provide Quigley with such shipping records attached to a copy of the packing list/invoice identifying the customer, P/O number, carrier and destination, along with any other relevant information and/or documentation as Quigley shall reasonably request to determine compliance with shipping instructions.

         Within sixty (60) days of execution of this Agreement, JOEL shall notify Quigley of the maximum number of units of Packaged Product, as defined in paragraph 15 which it can store in inventory at its current warehouse. In no event may Quigley require JOEL to maintain inventory in excess of such number. Should it become necessary or desirable to maintain inventory levels in excess of such number, JOEL shall, within such time period as is reasonable under the circumstances, make arrangements for additional warehouse space, the costs of which shall be borne by Quigley.

         6. QUIGLEY'S RESPONSIBILITIES. Quigley shall be responsible for all advertising, marketing, sales and delivery of the Product. Throughout the term of this Agreement Quigley, at its sole cost and expense, shall use its best efforts to diligently and continuously promote, develop and maintain a substantial, permanent and expanding business for the Product.

         7. PAYMENT. Quigley shall pay JOEL according to the payment schedule set forth on Exhibit B. The parties acknowledge that the number of Lozenges per package and the type of packaging required by Quigley may vary, as more fully set forth in Exhibit B. The term "Unit" as used herein shall mean any one of the Product items listed on Exhibit B. JOEL shall submit daily invoices to Quigley identifying the number of Units of each Product items produced. In the event JOEL contracts with approved third parties to produce the Product, JOEL shall include on the daily invoices all Product items produced and shipped by such parties during the preceding week. Payment for Product produced by approved third parties shall be made by Quigley to JOEL in accordance with the payment schedule set forth on Exhibit B. JOEL shall be responsible for paying such approved third parties out of payments from Quigley. All invoices from JOEL shall be due and payable by Quigley in full within thirty (30) business days from the date of each invoice, subject to a two percent reduction for payments made within ten (10) days.

         8. PRICE ADJUSTMENT . Within 60 days of execution of this Agreement, JOEL shall provide Quigley with a detailed list of JOEL's current cost for ingredients and other supplies, (the "Original Procurement Cost"). In the event JOEL's actual costs increase with reference to the Original Procurement Cost, then JOEL shall provide Quigley detailed data concerning its actual costs of procuring the ingredients and other supplies. The per Unit price payable to JOEL shall be increased by the total per Unit cost increase of all ingredients and other supplies. Such price adjustment shall be effective with respect to all invoices issued to Quigley thirty (30) days after notice of the procurement cost change is received by Quigley. In addition, in the event JOEL's total production costs increase by more than ten percent (10%) over JOEL's total production costs as of the date of this Agreement, the parties shall negotiate, in good faith, and mutually agree upon an increase in the price of the Product. In the event that the parties cannot agree to such an increase, JOEL shall have the right to seek arbitration and both parties will be subject to its findings. In the event of a market driven decrease in Quigley's wholesale prices, Quigley shall have the right to negotiate a reduced manufacturing cost from JOEL. In the event that the parties cannot agree to such a decrease, Quigley shall have the right to seek arbitration and both parties will be subject to its findings.

         9.       RISK OF LOSS;  INSURANCE.  Risk of loss to  Product  passes to
Quigley when the manufacturing process is completed. Quigley shall be responsible for insuring all Product in the care, custody or control of JOEL and any other suppliers of Product, against loss or damage from perils covered by an "all risk" property insurance policy in the amount of the market value of such Product. Additionally, Quigley shall carry and maintain, at all times and at Quigley's sole cost and expense, (a) Commercial General Liability coverage, including Product/Completed Operations, in the amounts of at least One Million Dollars ($1,000,000.00) any one occurrence and Two Million Dollars ($2,000,000.00) Products/Completed Operation Aggregate. Two Million Dollars ($2,000,000.00) policy General Aggregate; (b) property coverage for comprehensive perils to protect the interests of Quigley and JOEL as respects property of Quigley in the care, custody and control of JOEL to a limit of at least Ten Million Dollars ($10,000,000.00). JOEL and any other suppliers of Product shall be named as an additional named insured in the policies described in (a) and (b) above. Such policies shall be carried with insurance companies acceptable to JOEL and each shall provide that its terms and conditions shall not be altered, cancelled or changed until ten (10) days after termination or cancellation of this Agreement. A certificate of such insurance coverage shall be furnished to JOEL.

         JOEL shall, at all times and at JOEL's sole cost and expense, carry and maintain (a) Commercial General Liability coverage, including Product/Completed Operations, in the amounts of at least

One Million Dollars ($1,000,000.00) any one occurrence and Two Million Dollars ($2,000,000.00) Products/Completed Operation Aggregate. Two Million Dollars ($2,000,000.00) policy General Aggregate; (b) property coverage for comprehensive perils to protect the interests of Quigley and JOEL as respects property of Quigley in the care, custody and control of JOEL to a limit of at least Ten Million Dollars ($10,000,000.00) and (c) such statutory worker's compensation insurance as is required by local law for JOEL's employees engaged in providing services hereunder. Quigley shall be named as an "additional insured" upon JOEL's Commercial General Liability policy described in (a) above and as "loss Payee" under the JOEL Property policy described in (b) above. Such policies shall be carried with insurance companies acceptable to Quigley and each shall provide that its terms and conditions shall not be altered, cancelled or changed until ten (10) days after termination or cancellation of this Agreement. A certificate of such insurance coverage shall be furnished to Quigley.

         10. CONFIDENTIALITY. All business and technical information, whether in written or oral form and including, but not limited to the Formula, which Quigley may disclose to JOEL, or to any employee, agent or representative of JOEL, shall be received and retained by JOEL and its employees, agents and representatives as strictly confidential and, except as provided for herein, may not be disclosed to any third party. JOEL shall only use such information in connection with the production and packaging of Product, and shall not disclose the same to any person not having a need to know. JOEL shall inform each of its officers, employees or agents working with or otherwise having access to such information of his or her obligation to maintain the confidentiality of Quigley's confidential and proprietary information. Nothing in this paragraph shall prohibit JOEL from disclosing such information to any approved third party who is manufacturing the Product for JOEL, provided the approved third party has entered into a written confidentiality agreement with Quigley.

         All business and technical information, whether in written or oral form and including, but not limited to, packaging, manufacturing processes, quality control standards, coding systems and all business information such as supplier lists, costs and the like, which JOEL may disclose to Quigley, or to any employee, agent or representative of Quigley, shall be received and retained by Quigley and its employees, agents and representatives as strictly confidential and, except as provided for herein, may not be disclosed to any third party. Quigley shall not disclose the same to any person not having a need to know. Quigley shall inform each of its officers, employees or agents working with or otherwise having access to such information of his or her obligation to maintain the confidentiality of JOEL is confidential and proprietary information.

         Neither party shall have an obligation of confidentiality with respect to information which:

                  (a) was publicly available at the time of receipt from the disclosing party or subsequently becomes publicly available without breach of an obligation assumed or duty owed by the nondisclosing party; or

                  (b) was known and can be shown to have been known by the nondisclosing party at the time of receipt from the disclosing party and was not acquired on a confidential basis; or

                  (c) becomes known to the nondisclosing party on a non-confidential basis through a third party whose own acquisition and disclosure were independent of the nondisclosing party, not in breach of any obligation hereunder and not on a confidential basis; or

                  (d) is required by law, after prior notice is given to the disclosing party; or

                  (e) is approved for disclosure by the disclosing party in writing.

         11. RETURN OF DOCUMENTS, ETC. All originals and copies (in whatever format) of written business and technical information and extracts thereof identified or reasonably identifiable as confidential or proprietary to Quigley or JOEL shall be and remain the exclusive property of the disclosing party at all times, and shall be returned to the disclosing party upon the termination of this Agreement or upon the disclosing party's request.

         12. JOEL'S REPRESENTATIONS. JOEL represents and warrants that as of the date the Product is produced and packed by JOEL, such Product will meet the Specifications.

         13. FORMULA OWNERSHIP. Quigley represents and warrants that it is the owner of the worldwide manufacturing, distribution and marketing rights to the Formula and has the authority to grant to JOEL the right to use the same in the manufacture of the Product for Quigley. Quigley has taken, or shall take such actions as are necessary to secure and protect the right to sell the Product in the United States.

         14. APPROVED THIRD PARTY MANUFACTURING. In accordance with paragraph 3 of this Agreement, JOEL shall have the right to contract with approved third parties to manufacture the Product for Quigley, contingent upon approved third parties fulfilling paragraph 10 of this Agreement.

         15. PACKAGING. JOEL shall be responsible for packaging the Product, and Quigley agrees that JOEL may contract with approved third party suppliers for such packaging. The packaging material used with the Product, as well as every use of any Quigley trademarks, shall be subject to the prior written approval of Quigley. Quigley hereby approves the packaging, including the use of the Trademarks on such packaging, currently in use (the "Packaged Product"). JOEL shall not adhere any label or other printed material on Product which has not received prior written approval by Quigley. JOEL agrees that it shall include such trademark and copyright notices on the Product packaging as Quigley may designate.

         16. INDEMNITY BY QUIGLEY. In the event of (i) consumer, customer, governmental agency or other third party complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Product except for any claim arising from JOEL's failure to manufacture the Product according to the Specifications, (ii) claims or legal action alleging patent or copyright infringement, violations of any patent rights or copyrights or unfair competition or trade secrets or trademarks or other rights of any approved third party which arise out of or relate to the Product, Formula or packaging; or (iii) any other claim arising out of or related to JOEL's production, storage or use of the Product or Formula, except to the extent attributable to JOEL, Quigley shall indemnify, defend and hold JOEL harmless from and against any and all liability, loss or damage (including lost profits), cost or expense (including court costs and reasonable attorney's fees), arising out of, resulting from or in any way connected with such complaint, demand, claim, or legal action. Quigley shall assume full responsibility for, and pay the expense of, the investigation, defense, legal fees, settlement costs and payment of all such complaints, demands, claims and legal actions, provided that JOEL may, at its expense, participate in any legal action through counsel of its own choice. JOEL shall promptly notify Quigley of any such complaint, demand, claim or legal action and cooperate in the defense thereof.

         17. INDEMNITY BY JOEL. In the event of consumer, customer, governmental agency, or third party complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Product arising from JOEL's failure to manufacture Product according to Specifications, JOEL shall indemnify, defend and hold Quigley harmless from and against any and all liability, loss or damage (including lost profits), cost or expense (including court costs and reasonable attorney's fees), arising out of, resulting from or in any way connected with such complaint, demand, or claim. JOEL shall assume full responsibility for, and pay the expense of, the investigation, defense, legal fees, settlement costs and payment of all such complaints, demands, claims and legal actions, provided that Quigley may, at its expense, participate in any legal action through counsel of its own choice. Quigley shall promptly notify

JOEL of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof.

         18. BOOKS AND RECORDS. During the term of this Agreement, each party shall prepare, maintain and retain complete and accurate books and records relating to the respective party's obligation under this Agreement, including the production, storage, packaging, marketing, sale, purchase and distribution of the Product. All such books and records prepared, maintained or retained pursuant to this Agreement shall be made available to the other party for inspection upon reasonable notice and during regular business hours.

         19. INSPECTION BY QUIGLEY . At any time while this Agreement remains in effect, Quigley shall have the right to send one or more of its authorized employees or representatives to observe and inspect, upon reasonable notice and during scheduled business and manufacturing hours, the Product manufacturing and packaging process, JOEL's plant and any other facilities utilized in providing the services, including the inventory and storage of Product.

         20. TERM. This Agreement shall be effective as of the date set forth in the first paragraph of this Agreement and shall continue in effect for a period of three years, with yearly renewal thereafter, unless terminated by either party upon two (2) years written notice.

         21. TERMINATION RIGHT. Either party may also terminate this Agreement in the following circumstances:

                  (a) Where the other party has failed to perform or meet any material term or condition hereof and has failed to correct the same within thirty (30) days after written notice of such failure by the non-breaching party, or if the breach is incapable of cure within thirty (30) days after notice, if the breaching party has not commenced efforts to correct the same within the thirty (30) day period; or

                  (b) If the other party files a petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against it which is not dismissed within thirty (30) days, or if such party becomes insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or discontinues its business or if a receiver is appointed who is not discharged within thirty (30) days.

         22. EFFECT OF TERMINATION. Upon termination of this Agreement, the rights granted hereunder shall terminate and JOEL shall discontinue all use of the Formula. Also, upon termination, JOEL shall either: 1) deliver all completed Product to a location designated by Quigley at Quigley's expense, or 2) make the Product available for pick-up by Quigley. In either case, Quigley shall pay JOEL for such completed Product.

         23. FORCE MAJEURE. Either party shall be excused from performance and liability under this Agreement to the extent that such performance is prevented by an Act of God, strike or other labor dispute, war condition, civil disorder, embargo, fire, flood, accident or any other casualty beyond the reasonable control of such party.

         24. NONCOMPETITION. JOEL agrees that, while this Agreement remains in effect and until termination of the Patents, it will not manufacture, process, or package any zinc-based lozenges, provided Quigley purchases all of its United States requirements from JOEL or approved third parties. Beginning on or before January 1, 1998, while this Agreement remains in effect JOEL shall not produce any other zinc lozenges for any third party, provided Quigley purchases all of its United States requirements from JOEL or approved third parties.

         25. RIGHT OF FIRST OFFER. Quigley shall have a right of first offer to purchase JOEL's business as set forth herein. JOEL shall give Quigley written notice of JOEL's election to offer its entire business for sale to third parties. Quigley shall have thirty (30) business days after the receipt of said notice (the "Offer Period") to make a written offer (the "Offer") to JOEL which shall set forth the basic terms and conditions upon which Quigley would be willing to enter into a binding agreement for the purchase of JOEL's business. Upon JOEL's acceptance of the Offer, the parties shall negotiate in good faith for a period of not more than sixty (60) business days after such acceptance (the "Negotiation Period") in order to enter into a binding agreement for the sale of the business to Quigley in accordance with the terms and conditions of the accepted Offer. The right of first offer shall automatically expire and terminate upon the earlier of: (i) Quigley's failure to make an Offer within the Offer Period; (ii) JOEL's good faith rejection of the offer within the Offer period; or (iii) the failure or inability of Quigley and JOEL in good faith to enter into a binding purchase agreement within the Negotiation Period. Upon the expiration of the Right of First Offer, JOEL shall be permitted to offer the business for sale to any third party and neither Quigley nor JOEL shall have any further rights or obligations under the terms of this paragraph, provided that the manufacture of the Products by a purchasing party shall require Quigley's permission and approval for such manufacture and such permission and approval shall not unreasonably be withheld.

         26. RELATIONSHIP. The relationship between Quigley and JOEL is that of independent contractor. This Agreement shall not be construed as creating between Quigley and JOEL the relationship of principal and agent, joint venturers, co-partners or any other similar relationship, nor shall JOEL be considered in any sense an affiliate or subsidiary of Quigley. Neither party shall have any authority to create or assume, in the other's name, any obligation, express or implied, or to act or purport to act as the other's agent or legally empowered representative for any purpose whatsoever. Neither party shall be liable to any third party in any way for any engagement, obligation, commitment, contract, representation, transaction, act or omission of the other except as expressly provided herein.

         27. SEVERABILITY. In the event that any provision of this Agreement is declared invalid or contrary to any law, rule, regulation or public policy of the United States or any state, all of the remaining provisions hereof shall continue in full force and effect.

         28. SURVIVAL OF REPRESENTATIONS. The provisions set forth in paragraphs 7, 10, 11, 16, 17, 24, and 19 of this Agreement, as well as all of the representations, warranties, indemnities and guarantees of JOEL and Quigley contained in this Agreement, shall survive the termination or cancellation of this Agreement.

         29. GOVERNING LAW. This Agreement shall in all respects be governed by the laws of the Commonwealth of Pennsylvania. The parties further specifically agree that any action or proceeding arising out of or in connection with this Agreement shall be venued in the Federal District Court for the Middle District of Pennsylvania sitting in Harrisburg, or, if appropriate, the Court of Common Pleas for Dauphin County, Pennsylvania, and hereby consent to the jurisdiction of each of said courts or if appropriate, the Court of Common Pleas for Bucks County, Pennsylvania and hereby consent to the jurisdiction of each of said courts.

         30.      NOTICES.  Any  notice  or  other  communication   required  or
permitted to be given pursuant to this Agreement shall be deemed to have been sufficiently given if in writing and delivered by hand or by telefax transmission (with a mandatory written confirmation, via a recognized overnight courier, as provided below) or sent by registered or certified mail (postage prepaid) or by express courier or express mail, fees prepaid, addressed as indicated below:


                  (a)      If to Quigley:

                           The Quigley Corporation
                           10 South Clinton Street
                           Doylestown, PA. 18901
                           ATTN: Charles A. Phillips
                           Telephone No.: (215)345-0919
                           Fax No.        (215)345-5920

                           With a copy to:

                           Thomas F. J. MacAniff, Esquire
                           Eastburn and Gray, P.C.
                           60 East Court Street
                           Post Office Box 1389
                           Doylestown, PA. 18901-4350
                           Telephone No.: (215)345-7000
                           Fax No.        (215)345-9142

                  (b)      If to JOEL:

                           JOEL, Inc.
                           31 North Spruce Street
                           Elizabethtown, PA. 17022
                           ATTN: David B. Deck
                           Telephone No.: (800)367-2441
                           Fax No.        (717)367-4055

                           With a copy to:

                           Franklin A. Miles, Jr., Esquire
                           McNees, Wallace & Nurick
                           100 Pine Street
                           Post Office Box 1166
                           Harrisburg, PA. 17108 -1166
                           Telephone No.: (717)237-5287
                           Fax No. :      (717)237-5300


Either party may, by notice as aforesaid, designate a different address for notices or other communications intended for it.

         Any notice which is delivered in the manner provided herein (provided mandatory confirmation copies are sent) shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party.

         31. ASSIGNMENT. Neither party shall assign or transfer this Agreement or their rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         32. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties relating to the subject matter of this Agreement and supersedes and cancels any and all previous contracts, irrevocable corporate purchase orders, agreements or understandings between the parties with respect thereto. This Agreement may not be altered or amended except by a written instrument executed by duly authorized representatives of Quigley and JOEL. Unless expressly agreed by both parties, this Agreement shall not be altered or amended by any purchase order issued by

Quigley. No waiver hereunder shall be asserted or effective except upon a written instrument executed by the party against whom the waiver is asserted.

         33. HEADINGS. The headings contained herein are inserted for convenience only and shall not be deemed to have any substantive meaning.

         34. NO WAIVER. Any failure to either party to notify the other of a violation, default or breach of this Agreement or to terminate this Agreement on account thereof shall not constitute a waiver of such violation, default or breach, or a consent, acquiescence or waiver of any later violation, default or breach, whether of the same or a different character.

         35. AUTHORIZATION: ACCEPTANCE. Each party hereto warrants and represents to the other that all necessary corporate actions and approvals have been taken and given, and that upon execution by its duly authorized representative, this Agreement shall be a binding obligation of such party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.


                                        The Quigley Corporation

                                        By:  /S/ GUY J. QUIGLEY
                                           --------------------
                                        Name:  Guy J. Quigley
                                        Title: President


                                        JOEL, Inc.



                                        By:  /S/ DAVID B. DECK
                                           --------------------
                                        Name:  David B. Deck
                                        Title: President

EXHIBIT A


                     JOEL, INC. PHARMALOZ AND SIMON DIVISION


--------------------------------------------------------------------------------
SUBJECT:  SPECIFICATION SHEET FOR QUIGLEY COLD EEZE CHERRY FLAVOR
--------------------------------------------------------------------------------


--------------------------
RX:301
--------------------------

                                Stability
Sensory Tests   Action Limits     Limits      Release Limits
-------------   -------------   ----------    --------------

Appearance          NMT 3*         NMT 3*     Oval lozenge with convex side

Color               NMT 3*         NMT 3*     Light brown

Odor                NMT 3*         NMT 3*     Sweet no off odors

Taste               NMT 3*         NMT 3*     Astringent with sweet undertones



Physical Properties
-------------------

Shape
         Length                                        22.60mm + or - .75mm
         width                                         17.00mm + or - .60mm
         thickness                                     11.20mm + or - .93mm

Weight                                                 4.50grams + or - .20grams

Moisture Content                    NMT 2%             1.5% + or - .5%




Active Ingredient
-----------------
Ionic zinc from Zincum Gluconicum
  13.3 mg/lozenge

                   95.0% to 115.0%       90.0% to 120% of       90.0% to 120% of
                   of Label Claim        Label Claim            Label Claim


Inactive Ingredient
-------------------

Liquid Sucrose -2534.71 mg/lozenge        None            None          None

Corn Syrup - 1769.04 mg/lozenge           None            None          None

Glycine [text omitted]                  [omitted]       [omitted]     [omitted]

Copper sulfate [text omitted]           [omitted]       [omitted]     [omitted]

Cherry flavor - 4.31 mg/lozenge           None            None          None

Product Imprinting - "Q" imprinted on two sides of lozenge   All lozenges
                                                             manufactured at
                                                             Pharmaloz Division
                                                             must have "Q"
                                                             imprinted on one
                                                             side

Note:    At present Simon Division product
         without "Q" imprinting on lozenges.
         Imprinting will be added after May 5,
         1997.

Assay Testing for Active Ingredient Levels (Method:TI001-P)
------------------------------------------

Wrap and Packaging
------------------



Wrap style:                Lozenges individually wrapped in bright red PVC film.
                           Bright red PVC film contains "COLD-EEZE" in white lettering.



Package style:             PRINTED BAG STYLE:
                           Bag   material   is   an   adhesive   lamination   of
                           polypropylene film with an interiaminar coating of PVDC to enhance the oxygen barrier. All printing is trapped within layers of lamination. Bags are heat sealed and coded with packaging code on the front window panel. Lozenge count 18 per bag.



                           PRINTED BOX STYLE:
                           Clear cello bag packed in printed box. Clear bags are heat sealed and coded with packaging code on front pannel of bag. Lozenge count per bag packed in box - 18 lozenges




--------------------------------------------------------------------------------
*LEGEND CODES FOR DETAILS ON PAGE 1
NMT -           Not More Than
NC -            No Change
1-              Very slight change; noticeable to trained laboratory personnel
2-              Definite Change; noticeable to trained laboratory personnel
3-              Change barely noticeable to consumer
4-              Definite change; noticeable to consumer
5-              Extreme Change
--------------------------------------------------------------------------------

EXHIBIT A


                     JOEL, INC. PHARMALOZ AND SIMON DIVISION


--------------------------------------------------------------------------------
SUBJECT:  SPECIFICATION SHEET FOR QUIGLEY COLD EEZE CITRUS FLAVOR
--------------------------------------------------------------------------------


--------------------------
RX:302
--------------------------

                                Stability
Ssnsory Tests   Action Limits     Limits      Release Limits
-------------   -------------   ----------    --------------

Appearance          NMT 3*         NMT 3*     Oval lozenge with convex side

Color               NMT 3*         NMT 3*     Light brown

Odor                NMT 3*         NMT 3*     Sweet no off odors

Taste               NMT 3*         NMT 3*     Astringent with sweet undertones



Physical Properties
-------------------

Shape
         Length                                22.60mm + or - .75mm
         width                                 17.00mm + or - .60mm
         thickness                             11.20mm + or - .93mm

Weight                                         4.50grams + or - .20grams

Moisture Content                    NMT 2%     1.5% + or - .5%




Active Ingredient
-----------------
Ionic zinc from Zincum Gluconicum
  13.3 mg/lozenge

                      95.0% to 115.0%   90.0% to 120% of     90.0% to 120% of
                      of Label Claim    Label Claim          Label Claim



Inactive Ingredient
-------------------

Liquid Sucrose -2534.71 mg/lozenge         None          None         None

Corn Syrup - 1769.04 mg/lozenge            None          None         None

Glycine - [text omitted]                 [omitted]       [omitted]     [omitted]

Copper Sulfate [text omitted]            [omitted]       [omitted]     [omitted]

Lime Oil - 4.93 mg/lozenge                 None          None         None

Lemon Oil - 2.13 mg/lozenge                None          None         None

Product Imprinting - "Q" imprinted on two sides of lozenge   All lozenges
                                                             manufactured at
                                                             Pharmaloz Division
                                                             must have "Q"
                                                             imprinted on one
                                                             side
Note:    At present Simon Division product
         without "Q" imprinting on lozenges.
         Imprinting will be added after May 5,
         1997.



Assay Testing for Active Ingredient Levels (Method:TI001-P)
------------------------------------------

Wrap and Packaging
------------------



Wrap style:                Lozenges individually wrapped in bright red PVC film.
                           Bright red PVC film contains "COLD-EEZE" in white lettering.



Package style:             PRINTED BAG STYLE:
                           Bag   material   is   an   adhesive   lamination   of
                           polypropylene film with an interiaminar coating of PVDC to enhance the oxygen barrier. All printing is trapped within layers of lamination. Bags are heat sealed and coded with packaging code on the front window panel. Lozenge count 18 per bag.



                           PRINTED BOX STYLE:
                           Clear cello bag packed in printed box. Clear bags are heat sealed and coded with packaging code on front pannel of bag. Lozenge count per bag packed in box - 18 lozenges




--------------------------------------------------------------------------------
*LEGEND CODES FOR DETAILS ON PAGE 1
NMT -         Not More Than
NC -          No Change
1-            Very slight change; noticeable to trained laboratory personnel
2-            Definite Change; noticeable to trained laboratory personnel
3-            Change barely noticeable to consumer
4-            Definite change; noticeable to consumer
5-            Extreme Change
--------------------------------------------------------------------------------

EXHIBIT A


                     JOEL, INC. PHARMALOZ AND SIMON DIVISION


--------------------------------------------------------------------------------
SUBJECT:       SPECIFICATION SHEET FOR QUIGLEY COLD EEZE TROPICAL PUNCH FLAVOR
--------------------------------------------------------------------------------

------------------------
RX:303
------------------------


                                Stability
Ssnsory Tests   Action Limits     Limits      Release Limits
-------------   -------------   ----------    --------------

Appearance          NMT 3*         NMT 3*     Oval lozenge with convex side

Color               NMT 3*         NMT 3*     Light brown

Odor                NMT 3*         NMT 3*     Sweet no off odors

Taste               NMT 3*         NMT 3*     Astringent with sweet undertones


Physical Properties
-------------------

Shape
         Length                       22.60mm + or - .75mm
         width                        17.00mm + or - .60mm
         thickness                    11.20mm + or - .93mm

Weight                                4.50grams + or - .20grams

Moisture Content                    NMT 2%    1.5% + or - .5%


Active Ingredient
-----------------
Ionic zinc from Zincum Gluconicum
  13.3 mg/lozenge

                    95.0% to 115.0%      90.0% to 120% of    90.0% to 120% of
                    of Label Claim       Label Claim         Label Claim


Inactive Ingredient
-------------------

Liquid Sucrose -2534.71 mg/lozenge            None      None      None

Corn Syrup - 1769.04 mg/lozenge               None      None      None

Glycine - [text omitted]                   [omitted]  [omitted]  [omitted]

Copper Sulfate [text omitted]              [omitted]  [omitted]  [omitted]

Tropical Punch Flavor - 3.81 mg/lozenge       None      None      None

Product Imprinting - "Q" imprinted on two sides of lozenge  All lozenges manufactured at
                                                            Pharmaloz Division
                                                            must have "Q"
                                                            imprinted on one
                                                            side

Note:    At present Simon Division product
         without "Q" imprinting on lozenges.
         Imprinting will be added after May 5,
         1997.

Assay Testing for Active Ingredient Levels (Method:TI001-P)
------------------------------------------

Wrap and Packaging
------------------


Wrap style:                Lozenges individually wrapped in bright orange cello.



Package style:             PRINTED BAG STYLE:
                           Bag   material   is   an   adhesive   lamination   of
                           polypropylene film with an interiaminar coating of PVDC to enhance the oxygen barrier. All printing is trapped within layers of lamination. Bags are heat sealed and coded with packaging code on the front window panel. Lozenge count 18 per bag.



                           PRINTED BOX STYLE:
                           Clear cello bag packed in printed box. Clear bags are heat sealed and coded with packaging code on front pannel of bag. Lozenge count per bag packed in box - 18 lozenges




--------------------------------------------------------------------------------
*LEGEND CODES FOR DETAILS ON PAGE 1
NMT -        Not More Than
NC -         No Change
1-           Very slight change; noticeable to trained laboratory personnel
2-           Definite Change; noticeable to trained laboratory personnel
3-           Change barely noticeable to consumer
4-           Definite change; noticeable to consumer
5-           Extreme Change
--------------------------------------------------------------------------------

EXHIBIT A


                     JOEL, INC. PHARMALOZ AND SIMON DIVISION


--------------------------------------------------------------------------------
SUBJECT:  SPECIFICATION SHEET FOR QUIGLEY COLD EEZE PLUS CHERRY FLAVOR
--------------------------------------------------------------------------------


--------------------------
RX:304
--------------------------


                                Stability
Ssnsory Tests   Action Limits     Limits      Release Limits
-------------   -------------   ----------    --------------

Appearance          NMT 3*         NMT 3*     Oval lozenge with convex side

Color               NMT 3*         NMT 3*     Light brown

Odor                NMT 3*         NMT 3*     Sweet no off odors

Taste               NMT 3*         NMT 3*     Astringent with sweet undertones



Physical Properties
-------------------

Shape
         Length                              24.97mm + or - .75mm
         width                               18.84mm + or - .60mm
         thickness                           9.64mm + or - .93mm

Weight                                       4.50grams + or - .20grams

Moisture Content             NMT 2%          1.5% + or - .5%




Active Ingredient
-----------------
Ionic zinc from Zincum Gluconicum
  13.3 mg/lozenge

            95.0% to 115.0%       90.0% to 120% of      90.0% to 120% of
            of Label Claim        Label Claim           Label Claim



Inactive Ingredient
-------------------

Liquid Sucrose - 2585.52 mg/lozenge       None         None        None

Corn Syrup - 1905.12 mg/lozenge           None         None        None

Glycine [text omitted]                [omitted]     [omitted]     [omitted]

Copper sulfate [text omitted]         [omitted]     [omitted]     [omitted]

Cherry flavor - 4.98 mg/lozenge           None         None        None

Product Imprinting - "Q" imprinted on two sides of lozenge   All lozenges
                                                             manufactured at
                                                             Pharmaloz Division
                                                             must have "Q"
                                                             imprinted on one
                                                             side


Assay Testing for Active Ingredient Levels (Method:TI001-P)
------------------------------------------

Wrap and Packaging
------------------



Wrap style:                Lozenges individually wrapped in bright red PVC film.
                           Bright red PVC film contains "COLD-EEZE" in white lettering.



Package style:             PRINTED BAG STYLE:
                           Bag   material   is   an   adhesive   lamination   of
                           polypropylene film with an interiaminar coating of PVDC to enhance the oxygen barrier. All printing is trapped within layers of lamination. Bags are heat sealed and coded with packaging code on the front window panel. Lozenge count 30 per bag.



                           PRINTED BOX STYLE:
                           Clear cello bag packed in printed box. Clear bags are heat sealed and coded with packaging code on front pannel of bag. Lozenge count per bag packed in box - 18 lozenges




--------------------------------------------------------------------------------
*LEGEND CODES FOR DETAILS ON PAGE 1
NMT -          Not More Than
NC -           No Change
1-             Very slight change; noticeable to trained laboratory personnel
2-             Definite Change; noticeable to trained laboratory personnel
3-             Change barely noticeable to consumer
4-             Definite change; noticeable to consumer
5-             Extreme Change
--------------------------------------------------------------------------------

EXHIBIT A


                     JOEL, INC. PHARMALOZ AND SIMON DIVISION


--------------------------------------------------------------------------------
SUBJECT: SPECIFICATION SHEET FOR QUIGLEY COLD EEZE PLUS CITRUS FLAVOR
--------------------------------------------------------------------------------


-----------------
RX:305
-----------------


                                Stability
Ssnsory Tests   Action Limits     Limits      Release Limits
-------------   -------------   ----------    --------------

Appearance          NMT 3*         NMT 3*     Oval lozenge with convex side

Color               NMT 3*         NMT 3*     Light brown

Odor                NMT 3*         NMT 3*     Sweet no off odors

Taste               NMT 3*         NMT 3*     Astringent with sweet undertones


Physical Properties
-------------------

Shape
         Length                              24.970mm + or - .75mm
         width                               18.84mm + or - .60mm
         thickness                            9.64mm + or - .93mm

Weight                                       4.50grams + or - .20grams

Moisture Content        NMT 2%               1.5% + or - .5%




Active Ingredient
-----------------
Ionic zinc from Zincum Gluconicum
  13.3 mg/lozenge

                     95.0% to 115.0%    90.0% to 120% of     90.0% to 120% of
                     of Label Claim     Label Claim          Label Claim



Inactive Ingredient
-------------------

Liquid Sucrose - 2585.52 mg/lozenge      None        None        None

Corn Syrup - 1905.12 mg/lozenge          None        None        None

Glycine - [text omitted]              [omitted]   [omitted]     [omitted]

Copper sulfate [text omitted]         [omitted]   [omitted]     [omitted]

Lime Oil - 7.52 mg/lozenge               None        None        None

Lemon Oil - 5.44 mg/lozenge              None        None        None





Assay Testing for Active Ingredient Levels (Method:TI001-P)
------------------------------------------

Wrap and Packaging
------------------



Wrap style:                Lozenges individually wrapped in clear cello.



Package style:             PRINTED BAG STYLE:
                           Bag   material   is   an   adhesive   lamination   of
                           polypropylene film with an interiaminar coating of PVDC to enhance the oxygen barrier. All printing is trapped within layers of lamination. Bags are heat sealed and coded with packaging code on the front window panel. Lozenge count 30 per bag.



                           PRINTED BOX STYLE:
                           Clear cello bag packed in printed box. Clear bags are heat sealed and coded with packaging code on front pannel of bag. Lozenge count per bag packed in box - 18 lozenges




--------------------------------------------------------------------------------
*LEGEND CODES FOR DETAILS ON PAGE 1
NMT -            Not More Than
NC -             No Change
1-               Very slight change; noticeable to trained laboratory personnel
2-               Definite Change; noticeable to trained laboratory personnel
3-               Change barely noticeable to consumer
4-               Definite change; noticeable to consumer
5-               Extreme Change
--------------------------------------------------------------------------------

EXHIBIT B

PRICE SCHEDULE ON QUIGLEY PRODUCTS

COLD-EEZE(TM) CHERRY - 18 LOZENGES PER BOX; 12 BOXES PER CASE; 12
         CASES PER MASTER CASE. (13.3 MG IONIC ZINC)
         $[text omitted].

COLD-EEZE(TM) CITRUS - 18 LOZENGES PER BOX; 12 BOXES PER CASE; 12
         CASES PER MASTER CASE. (13.3 MG IONIC ZINC)
         $[text omitted].

COLD-EEZE(TM) CHERRY - 18 LOZENGES PER BAG; 24 BAGS PER CASE;
         $[text omitted].  (13.3 MG IONIC ZINC)

COLD-EEZE(TM) CITRUS - 18 LOZENGES PER BAG; 24 BAGS PER CASE;
         $[text omitted].  (13.3 MG IONIC ZINC)

COLD-EEZE(TM) TROPICAL FRUIT - 18 LOZENGES PER BAG; 24 BAGS PER CASE;
         $[text omitted].  (13.3 MG IONIC ZINC)

COLD-EEZER PLUS CHERRY - 30 LOZENGES PER BAG; 56 BAGS PER CASE;
         $[text omitted].  (14.2 MG IONIC ZINC)

COLD-EEZER PLUS CITRUS - 30 LOZENGES PER BAG; 56 BAGS PER CASE;
         $[text omitted].  (14.2 MG IONIC ZINC)

COLD-EEZER PLUS CHERRY - 60 LOZENGES PER BAG; 28 BAGS PER CASE;
         $[text omitted].  (14.2 MG IONIC ZINC)

COLD-EEZER PLUS CITRUS - 60 LOZENGES PER BAG; 28 BAGS PER CASE;
         $[text omitted].  (14.2 MG IONIC ZINC)

COLD-EEZE(TM) CHERRY - 3000 LOZENGES PER CARTON
         $[text omitted].                            (13.3 MG IONIC ZINC)

COLD-EEZE(TM) CITRUS - 3000 LOZENGES PER CARTON
         $[text omitted].                            (13.3 MG IONIC ZINC)

COLD-EEZE(TM) TROPICAL FRUIT - 3000 LOZENGES PER CARTON
         $[text omitted].                            (13.3 MG IONIC ZINC)





PRICES EFFECTIVE FEBRUARY 1, 1997